EXHIBIT 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q3'16	Q2'16	Q1'16	Q4'15	Q3'15	YOY % change	YTD'16	YTD'15	YOY % change
Non-interest revenues
Discount revenue	$4,516	$4,824	$4,643	$4,913	$4,778	(5)	$13,983	$14,384	(3)
Net card fees	747	715	699	687	679	10	2,161	2,013	7
Other fees and commissions (A)	694	702	680	704	727	(5)	2,076	2,162	(4)
Other	483	545	486	540	504	(4)	1,514	1,493	1
Total non-interest revenues	6,440	6,786	6,508	6,844	6,688	(4)	19,734	20,052	(2)
Interest income
Interest on loans	1,690	1,818	1,938	1,891	1,847	(9)	5,446	5,418	1
Interest and dividends on investment securities	34	34	36	37	38	(11)	104	120	(13)
Deposits with banks and other	40	33	31	19	19	#	104	60	73
Total interest income	1,764	1,885	2,005	1,947	1,904	(7)	5,654	5,598	1
Interest expense
Deposits	150	150	150	138	125	20	450	337	34
Long-term debt and other	280	286	275	262	274	2	841	886	(5)
Total interest expense	430	436	425	400	399	8	1,291	1,223	6
Net interest income	1,334	1,449	1,580	1,547	1,505	(11)	4,363	4,375	-
Total revenues net of interest expense	7,774	8,235	8,088	8,391	8,193	(5)	24,097	24,427	(1)
Provisions for losses
Charge card	174	153	169	195	203	(14)	496	542	(8)
Card Member loans	319	285	227	361	309	3	831	829	-
Other	11	25	38	16	17	(35)	74	45	64
Total provisions for losses	504	463	434	572	529	(5)	1,401	1,416	(1)
Total revenues net of interest expense after provisions for losses	7,270	7,772	7,654	7,819	7,664	(5)	22,696	23,011	(1)

Expenses
Marketing and promotion	930	788	727	892	847	10	2,445	2,217	10
Card Member rewards	1,566	1,766	1,703	1,794	1,763	(11)	5,035	5,202	(3)
Card Member services and other	278	281	282	246	269	3	841	772	9
Salaries and employee benefits	1,263	1,451	1,338	1,209	1,212	4	4,052	3,767	8
Professional services	630	628	604	784	687	(8)	1,862	1,966	(5)
Occupancy and equipment	429	438	465	482	523	(18)	1,332	1,372	(3)
Other, net	439	(596)	351	958	425	3	194	1,231	(84)
Total expenses	5,535	4,756	5,470	6,365	5,726	(3)	15,761	16,527	(5)
Pretax income	1,735	3,016	2,184	1,454	1,938	(10)	6,935	6,484	7
Income tax provision	593	1,001	758	555	672	(12)	2,352	2,220	6
Net income	$1,142	$2,015	$1,426	$899	$1,266	(10)	$4,583	$4,264	7
Net income attributable to common shareholders (B)	$1,112	$1,979	$1,394	$873	$1,234	(10)	$4,485	$4,190	7
Effective tax rate	34.2%	33.2%	34.7%	38.2%	34.7%		33.9%	34.2%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$1.21	$2.11	$1.45	$0.89	$1.24	(2)	$4.77	$4.16	15
Average common shares outstanding	920	938	961	977	994	(7)	940	1,007	(7)
Diluted
Net income attributable to common shareholders	$1.20	$2.10	$1.45	$0.89	$1.24	(3)	$4.76	$4.15	15
Average common shares outstanding	923	941	963	981	997	(7)	943	1,011	(7)
Cash dividends declared per common share	$0.32	$0.29	$0.29	$0.29	$0.29	10	$0.90	$0.84	7

# - Denotes a variance of more than 100 percent.

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q3'16	Q2'16	Q1'16	Q4'15	Q3'15	YOY % change
Assets
Cash & cash equivalents	$27	$34	$25	$23	$20	35
Card Member loans and receivables held for sale	-	-	12	15	-	-
Card Member receivables, less reserves	45	45	44	44	44	2
Card Member loans, less reserves	60	59	56	58	68	(12)
Investment securities	4	4	4	4	4	-
Other (C)	17	18	18	17	18	(6)
Total assets	$153	$160	$159	$161	$154	(1)

Liabilities and Shareholders' Equity
Customer deposits	$54	$54	$56	$55	$49	10
Short-term borrowings	3	2	3	5	3	-
Long-term debt	45	51	47	48	49	(8)
Other (C)	30	32	32	32	32	(6)
Total liabilities	132	139	138	140	133	(1)

Shareholders' Equity	21	21	21	21	21	-
Total liabilities and shareholders' equity	$153	$160	$159	$161	$154	(1)

Return on average equity (D)	26.1%	26.4%	23.6%	24.0%	26.8%
Return on average common equity (D)	27.6%	27.9%	24.8%	25.2%	27.8%
Book value per common share (dollars)	$21.20	$20.67	$20.13	$19.71	$20.06	6
# - Denotes a variance of more than 100 percent.

American Express Company	(Preliminary)
Consolidated Capital

	Q3'16	Q2'16	Q1'16	Q4'15	Q3'15
Shares Outstanding (in millions)
Beginning of period	925	951	969	985	1,002
Repurchase of common shares	(8)	(27)	(20)	(16)	(18)
Net impact of employee benefit plans and others	-	1	2	-	1
End of period	917	925	951	969	985

Risk-Based Capital Ratios - Transitional Basel III ($ in billions) (E)
Common Equity Tier 1/Risk Weighted Assets (RWA)	13.6%	13.5%	12.6%	12.4%	13.2%
Tier 1	14.9%	14.7%	13.8%	13.5%	14.3%
Total	16.6%	16.4%	15.3%	15.2%	16.2%

Common Equity Tier 1	$16.8	$16.5	$16.5	$16.7	$17.1
Tier 1 Capital	$18.4	$18.0	$18.0	$18.3	$18.7
Tier 2 Capital	$2.1	$2.1	$2.1	$2.3	$2.4
Total Capital	$20.5	$20.1	$20.1	$20.6	$21.1
RWA	$123.6	$122.5	$130.9	$135.2	$130.2
Tier 1 Leverage	11.9%	11.5%	11.5%	11.7%	12.1%
Supplementary Leverage Ratio (SLR) (F)	10.3%	9.7%	9.6%	9.8%	10.2%
Average Total Assets to calculate the Tier 1 Leverage Ratio (G)	$154.2	$156.6	$157.1	$156.4	$153.7
Total Leverage Exposure to calculate SLR	$178.7	$186.0	$188.3	$186.6	$182.8

Risk-Based Capital Ratios - Estimated fully phased-in Basel III ($ in billions) (E) (H)
RWA	$124.7	$123.7	$132.2	$135.0	$129.9
Risk-Based Capital (Common Equity Tier 1)	$16.3	$15.9	$15.9	$15.9	$16.3
Risk-Based Capital (Tier 1)	$17.9	$17.5	$17.5	$17.5	$17.9
Common Equity Tier 1 ratio (I)	13.1%	12.9%	12.0%	11.8%	12.6%
Tier 1 Risk-Based Capital Ratio (J)	14.3%	14.2%	13.2%	13.0%	13.8%
Supplementary Leverage Ratio (K)	10.0%	9.4%	9.3%	9.4%	9.8%

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'16	Q2'16	Q1'16	Q4'15	Q3'15	YOY % change	YTD'16	YTD'15	YOY % change
Card billed business (L)
United States	$164.6	$185.1	$176.3	$190.2	$180.4	(9)	$526.0	$531.6	(1)
Outside the United States	86.6	84.2	77.5	83.0	78.5	10	248.3	234.9	6
Worldwide	$251.2	$269.3	$253.8	$273.2	$258.9	(3)	$774.3	$766.5	1
Total cards-in-force (M) (millions)
United States	47.1	47.0	57.9	57.6	56.4	(16)	47.1	56.4	(16)
Outside the United States	61.7	61.2	60.7	60.2	59.4	4	61.7	59.4	4
Worldwide	108.8	108.2	118.6	117.8	115.8	(6)	108.8	115.8	(6)
Basic cards-in-force (M) (millions)
United States	37.0	37.0	45.1	44.8	43.6	(15)	37.0	43.6	(15)
Outside the United States	51.1	50.5	50.0	49.5	49.0	4	51.1	49.0	4
Worldwide	88.1	87.5	95.1	94.3	92.6	(5)	88.1	92.6	(5)
Average basic Card Member spending (N) (dollars)
United States	$4,937	$4,672	$4,249	$4,633	$4,503	10	$13,732	$13,432	2
Outside the United States	$3,264	$3,319	$3,082	$3,352	$3,197	2	$9,667	$9,620	-
Worldwide	$4,433	$4,313	$3,952	$4,305	$4,165	6	$12,628	$12,437	2
Card Member loans (O)
United States	$53.9	$53.2	$50.7	$51.5	$62.1	(13)	$53.9	$62.1	(13)
Outside the United States	$6.7	$6.7	6.7	7.1	6.8	(1)	$6.7	6.8	(1)
Worldwide	$60.6	$59.9	$57.4	$58.6	$68.9	(12)	$60.6	$68.9	(12)

Average discount rate (P)	2.47%	2.43%	2.44%	2.42%	2.46%		2.45%	2.48%
Average fee per card (dollars) (N)	$49	$42	$40	$39	$39	26	$43	$39	10

# - Denotes a variance of more than 100 percent.

American Express Company
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'16	Q2'16	Q1'16	Q4'15	Q3'15	YOY % change	YTD'16	YTD'15	YOY % change
Worldwide Card Member receivables (O)
Total receivables	$45.3	$45.2	$44.5	$44.1	$44.3	2	$45.3	$44.3	2
Loss reserves (millions):
Beginning balance	$423	$446	$462	$441	$420	1	$462	$465	(1)
Provisions (Q)	174	153	169	195	203	(14)	496	542	(8)
Net write-offs (R)	(159)	(173)	(186)	(169)	(174)	(9)	(518)	(544)	(5)
Other (S)	(1)	(3)	1	(5)	(8)	(88)	(3)	(22)	(86)
Ending balance	$437	$423	$446	$462	$441	(1)	$437	$441	(1)
% of receivables	1.0%	0.9%	1.0%	1.0%	1.0%		1.0%	1.0%
Net write-off rate (principal only) (T)	1.4%	1.6%	1.9%	1.7%	1.8%		1.6%	1.8%
Net write-off rate (principal and fees) (T)	1.6%	1.8%	2.1%	1.9%	2.0%		1.8%	2.1%
30+ days past due as a % of total	1.4%	1.3%	1.5%	1.5%	1.6%		1.4%	1.6%
Net loss ratio (as a % of charge volume) - Global Corporate Payments (GCP) (U)	0.11%	0.09%	0.08%	0.08%	0.08%		0.09%	0.09%
90+ days past billing as a % of total - GCP	0.8%	0.7%	0.7%	0.9%	0.7%		0.8%	0.7%

Worldwide Card Member loans (O)
Total loans	$60.6	$59.9	$57.4	$58.6	$68.9	(12)	$60.6	$68.9	(12)
Loss reserves (millions):
Beginning balance	$1,091	$1,012	$1,028	$1,164	$1,132	(4)	$1,028	$1,201	(14)
Provisions (Q)	319	285	227	361	309	3	831	829	-
Net write-offs - principal (R)	(250)	(223)	(214)	(234)	(231)	8	(687)	(733)	(6)
Net write-offs - interest and fees (R)	(48)	(40)	(40)	(40)	(37)	30	(128)	(122)	5
Reserves transferred to held for sale	-	-	-	(224)	-	-	-	-	-
Other (S)	2	57	11	1	(9)	#	70	(11)	#
Ending balance	$1,114	$1,091	$1,012	$1,028	$1,164	(4)	$1,114	$1,164	(4)
Ending reserves - principal	$1,050	$1,037	$959	$975	$1,114	(6)	$1,050	$1,114	(6)
Ending reserves - interest and fees	$64	$54	$53	$53	$50	28	$64	$50	28
% of loans	1.8%	1.8%	1.8%	1.8%	1.7%		1.8%	1.7%
% of past due	160%	160%	161%	164%	164%		160%	164%
Average loans	$60.3	$58.8	$57.4	$67.1	$69.0	(13)	$58.9	$68.3	(14)
Net write-off rate (principal only) (T)	1.7%	1.5%	1.5%	1.4%	1.3%		1.6%	1.4%
Net write-off rate (principal, interest and fees) (T)	2.0%	1.8%	1.8%	1.6%	1.6%		1.8%	1.7%
30+ days past due loans as a % of total	1.1%	1.1%	1.1%	1.1%	1.0%		1.1%	1.0%

Net interest income divided by average loans (V)	8.8%	8.6%	8.9%	8.7%	8.7%		8.7%	8.5%
Net interest yield on Card Member loans (V)	9.8%	9.5%	9.7%	9.4%	9.5%		9.6%	9.5%
# - Denotes a variance of more than 100 percent.

American Express Company	(Preliminary)
Selected Income Statement information by Segment
(Millions)

	U.S. Consumer Services	International Consumer and Network Services	Global Commercial Services	Global Merchant Services	Corporate and Other	Consolidated
	(USCS)	(ICNS)	(GCS)	(GMS)
Q3'16
Non-interest revenues	$1,849	$1,205	$2,240	$1,044	$102	$6,440
Interest income	1,178	231	282	-	73	1,764
Interest expense	125	55	98	(60)	212	430
Total revenues net of interest expense	2,902	1,381	2,424	1,104	(37)	7,774
Total provision	275	84	134	8	3	504
Pretax income (loss)	615	208	729	571	(388)	1,735
Income tax provision (benefit)	214	53	263	212	(149)	593
Net income (loss)	401	155	466	359	(239)	1,142
Q3'15
Non-interest revenues	$2,117	$1,141	$2,217	$1,123	$90	$6,688
Interest income	1,324	228	297	-	55	1,904
Interest expense	123	55	91	(46)	176	399
Total revenues net of interest expense	3,318	1,314	2,423	1,169	(31)	8,193
Total provision	294	77	148	8	2	529
Pretax income (loss)	860	201	737	634	(494)	1,938
Income tax provision (benefit)	318	47	269	237	(199)	672
Net income (loss)	542	154	468	397	(295)	1,266
YOY % change
Non-interest revenues	(13)	6	1	(7)	13	(4)
Interest income	(11)	1	(5)	-	33	(7)
Interest expense	2	-	8	30	20	8
Total revenues net of interest expense	(13)	5	-	(6)	19	(5)
Total provision	(6)	9	(9)	-	50	(5)
Pretax income (loss)	(28)	3	(1)	(10)	(21)	(10)
Income tax provision (benefit)	(33)	13	(2)	(11)	(25)	(12)
Net income (loss)	(26)	1	(0)	(10)	(19)	(10)

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (W)										Reported	Fx-Adjusted (W)
	Q3'16	Q2'16	Q1'16	Q4'15	Q3'15	Q3'16		Q2'16		Q1'16		Q4'15		Q3'15		YTD'16	YTD'16
Worldwide (X)
Total Billed Business	(3%)	3%	3%	2%	-	(3%)		4%		6%		5%		5%		1%	2%
Proprietary billed business	(5)	2	3	1	-	(5)		3		4		3		3		-	1
GNS billed business (Y)	10	5	5	3	(1)	10		11		13		14		13		7	11
Airline-related volume (8% of Q3'16 worldwide billed business)	(6)	(4)	(4)	(5)	(6)	(5)		(3)		(2)		(1)		-		(5)	(3)

United States (X)
Billed Business	(9)	2	4	4	4	n/	a	n/	a	n/	a	n/	a	n/	a	(1)	n/	a
Proprietary consumer card billed business (Z)	(15)	-	4	4	4	n/	a	n/	a	n/	a	n/	a	n/	a	(4)	n/	a
Proprietary small business and corporate services billed business (AA)	(1)	4	5	3	4	n/	a	n/	a	n/	a	n/	a	n/	a	3	n/	a
T&E-related volume (26% of Q3'16 U.S.billed business)	(7)	(1)	1	2	3	n/	a	n/	a	n/	a	n/	a	n/	a	(3)	n/	a
Non-T&E-related volume (74% of Q3'16 U.S. billed business)	(9)	3	5	4	4	n/	a	n/	a	n/	a	n/	a	n/	a	(1)	n/	a
Airline-related volume (7% of Q3'16 U.S. billed business)	(11)	(8)	(5)	(3)	(3)	n/	a	n/	a	n/	a	n/	a	n/	a	(8)	n/	a

Outside the United States (X)
Billed Business	10	5	2	(3)	(8)	11		10		9		8		7		6	10
Japan, Asia Pacific & Australia ("JAPA") billed business	22	12	8	5	(2)	16		13		13		14		13		14	14
Latin America & Canada ("LACC") billed business	-	(9)	(14)	(19)	(24)	7		6		5		-		(5)		(8)	6
Europe, Middle East & Africa ("EMEA") billed business	2	3	3	(4)	(5)	7		6		8		5		7		3	7
Proprietary consumer card billed business (Y)	6	4	1	(8)	(15)	8		8		8		3		(1)		4	8
Proprietary small business and corporate services billed business (AA)	6	3	(3)	(10)	(11)	6		6		4		2		5		2	5

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information

(Millions, except percentages)	Q3'16	Q2'16	Q1'16	Q4'15	Q3'15	YOY % change	YTD'16	YTD'15	YOY % change
Non-interest revenues	$1,849	$2,069	$2,029	$2,155	$2,117	(13)	$5,947	$6,324	(6)
Interest income	1,178	1,278	1,391	1,349	1,324	(11)	3,847	3,849	-
Interest expense	125	139	140	130	123	2	404	358	13
Net interest income	1,053	1,139	1,251	1,219	1,201	(12)	3,443	3,491	(1)
Total revenues net of interest expense	2,902	3,208	3,280	3,374	3,318	(13)	9,390	9,815	(4)
Provisions for losses	275	237	190	334	294	(6)	702	730	(4)
Total revenues net of interest expense after provisions for losses	2,627	2,971	3,090	3,040	3,024	(13)	8,688	9,085	(4)
Expenses
Marketing, promotion, rewards, Card Member services and other	1,274	1,369	1,348	1,410	1,396	(9)	3,991	3,972	-
Salaries and employee benefits and other operating expenses	738	(96)	655	793	768	(4)	1,297	2,273	(43)
Total expenses	2,012	1,273	2,003	2,203	2,164	(7)	5,288	6,245	(15)
Pretax segment income	615	1,698	1,087	837	860	(28)	3,400	2,840	20
Income tax provision	214	631	393	296	318	(33)	1,238	1,026	21
Segment income	$401	$1,067	$694	$541	$542	(26)	$2,162	$1,814	19
Effective tax rate	34.8%	37.2%	36.2%	35.4%	37.0%		36.4%	36.1%

(Billions, except percentages and where indicated)
Card billed business	$78.6	$93.4	$89.0	$98.4	$92.3	(15)	$261.0	$271.6	(4)
Total cards-in-force (millions)	32.3	31.8	40.9	40.7	40.0	(19)	32.3	40.0	(19)
Basic cards-in-force (millions)	22.9	22.6	28.8	28.6	28.0	(18)	22.9	28.0	(18)
Average basic Card Member spending (dollars) (N)	$3,452	$3,417	$3,092	$3,471	$3,337	3	$9,878	$9,969	(1)

Total segment assets	$79.4	$81.3	$86.3	$92.7	$84.0	(5)	$79.4	$84.0	(5)
Segment capital (AB)	$7.5	$6.8	$7.4	$7.2	$7.3	3	$7.5	$7.3	3
Return on average segment capital (AB)	37.4%	38.9%	31.8%	31.1%	30.1%		37.4%	30.1%

Card Member receivables: (O)
Total receivables	$10.1	$10.6	$10.3	$11.8	$10.5	(4)	$10.1	$10.5	(4)
30+ days past due as a % of total	1.4%	1.2%	1.4%	1.4%	1.6%		1.4%	1.6%
Net write-off rate (principal only) (T)	1.1%	1.3%	1.8%	1.6%	1.5%		1.4%	1.6%
Net write-off rate (principal and fees) (T)	1.3%	1.6%	2.0%	1.8%	1.7%		1.6%	1.8%
Card Member loans: (O)
Total loans	$44.9	$44.6	$42.4	$43.5	$52.2	(14)	$44.9	$52.2	(14)
30+ days past due loans as a % of total	1.1%	1.1%	1.0%	1.0%	1.0%		1.1%	1.0%
Average loans	$44.8	$43.5	$42.5	$50.5	$52.1	(14)	$43.7	$51.4	(15)
Net write-off rate (principal only) (T)	1.6%	1.5%	1.5%	1.4%	1.3%		1.5%	1.4%
Net write-off rate (principal, interest and fees) (T)	1.9%	1.7%	1.7%	1.6%	1.5%		1.8%	1.6%

Net interest income divided by average loans (V)	9.4%	9.0%	9.3%	9.1%	9.2%		9.2%	9.1%
Net interest yield on Card Member loans (V)	9.5%	9.1%	9.5%	9.1%	9.2%		9.3%	9.2%

# - Denotes a variance of more than 100 percent.

International Consumer and Network Services	(Preliminary)
Selected Income Statement and Statistical Information

(Millions, except percentages)	Q3'16	Q2'16	Q1'16	Q4'15	Q3'15	YOY % change	YTD'16	YTD'15	YOY % change
Non-interest revenues	$1,205	$1,242	$1,140	$1,178	$1,141	6	$3,587	$3,449	4
Interest income	231	234	227	235	228	1	692	710	(3)
Interest expense	55	58	54	59	55	-	167	176	(5)
Net interest income	176	176	173	176	173	2	525	534	(2)
Total revenues net of interest expense	1,381	1,418	1,313	1,354	1,314	5	4,112	3,983	3
Provisions for losses	84	78	71	77	77	9	233	223	4
Total revenues net of interest expense after provisions for losses	1,297	1,340	1,242	1,277	1,237	5	3,879	3,760	3
Expenses
Marketing, promotion, rewards, Card Member services and other	554	500	481	547	504	10	1,535	1,433	7
Salaries and employee benefits and other operating expenses	535	567	506	545	532	1	1,608	1,608	-
Total expenses	1,089	1,067	987	1,092	1,036	5	3,143	3,041	3
Pretax segment income	208	273	255	185	201	3	736	719	2
Income tax provision/(benefit)	53	45	67	45	47	13	165	175	(6)
Segment income	$155	$228	$188	$140	$154	1	$571	$544	5
Effective tax rate	25.5%	16.5%	26.3%	24.3%	23.4%		22.4%	24.3%

(Billions, except percentages and where indicated)
Card billed business
Proprietary	$26.6	$26.5	$24.7	$27.0	$25.1	6	$77.8	$75.0	4
Global Network Services (GNS)	44.8	43.8	$40.5	$43.5	$40.8	10	$129.1	$121.0	7
Total	$71.4	$70.3	$65.2	$70.5	$65.9	8	$206.9	$196.0	6

Total cards-in-force (millions)
Proprietary	14.8	15.0	14.8	14.6	14.5	2	14.8	14.5	2
GNS	48.1	48.0	47.7	47.4	46.3	4	48.1	46.3	4
Total	62.9	63.0	62.5	62.0	60.8	3	62.9	60.8	3

Proprietary basic cards-in-force (millions)	10.3	10.3	10.1	9.9	9.9	4	10.3	9.9	4
Average basic Card Member spending (dollars) (N)	$2,596	$2,609	$2,455	$2,718	$2,547	2	$7,665	$7,591	1

Total segment assets	$34.4	$35.0	$34.3	$35.1	$34.5	-	$34.4	$34.5	-
Segment capital (AB)	$2.7	$2.6	$2.5	$2.6	$3.1	(13)	$2.7	$3.1	(13)
Return on average segment capital (AB)	26.4%	25.5%	23.6%	23.8%	21.9%		26.4%	21.9%

Card Member receivables:
Total receivables	$5.6	$5.6	$5.6	$5.6	$5.2	8	$5.6	$5.2	8
30+ days past due as a % of total	1.5%	1.4%	1.5%	1.5%	1.6%		1.5%	1.6%
Net write-off rate (principal only) (T)	2.0%	2.2%	2.2%	2.1%	2.3%		2.1%	2.1%
Net write-off rate (principal and fees) (T)	2.2%	2.3%	2.4%	2.3%	2.5%		2.3%	2.3%
Card Member loans:
Total loans	$6.7	$6.6	$6.6	$7.1	$6.7	-	$6.7	$6.7	-
30+ days past due loans as a % of total	1.7%	1.7%	1.8%	1.6%	1.6%		1.7%	1.6%
Average loans	$6.7	$6.8	$6.8	$7.0	$6.9	(3)	$6.8	$7.0	(3)
Net write-off rate (principal only) (T)	2.1%	2.1%	1.9%	1.8%	1.8%		2.0%	2.0%
Net write-off rate (principal, interest and fees) (T)	2.6%	2.5%	2.4%	2.2%	2.3%		2.5%	2.4%

Net interest income divided by average loans (V)	10.5%	10.4%	10.3%	10.1%	10.1%		10.4%	10.1%
Net interest yield on Card Member loans (V)	11.2%	10.8%	10.8%	10.6%	10.5%		10.9%	10.7%

# - Denotes a variance of more than 100 percent.

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information

(Millions, except percentages)	Q3'16	Q2'16	Q1'16	Q4'15	Q3'15	YOY % change	YTD'16	YTD'15	YOY % change
Non-interest revenues	$2,240	$2,280	$2,190	$2,253	$2,217	1	$6,710	$6,677	-
Interest income	282	310	321	311	297	(5)	913	864	6
Interest expense	98	104	95	94	91	8	297	271	10
Net interest income	184	206	226	217	206	(11)	616	593	4
Total revenues net of interest expense	2,424	2,486	2,416	2,470	2,423	-	7,326	7,270	1
Provisions for losses	134	139	160	153	148	(9)	433	435	-
Total revenues net of interest expense after provisions for losses	2,290	2,347	2,256	2,317	2,275	1	6,893	6,835	1
Expenses
Marketing, promotion, rewards, Card Member services and other	808	841	766	784	826	(2)	2,415	2,358	2
Salaries and employee benefits and other operating expenses	753	596	729	772	712	6	2,078	2,074	-
Total expenses	1,561	1,437	1,495	1,556	1,538	1	4,493	4,432	1
Pretax segment income	729	910	761	761	737	(1)	2,400	2,403	-
Income tax provision	263	334	276	274	269	(2)	873	868	1
Segment income	$466	$576	$485	$487	$468	-	$1,527	$1,535	(1)
Effective tax rate	36.1%	36.7%	36.3%	36.0%	36.5%		36.4%	36.1%

(Billions, except percentages and where indicated)
Card billed business	$100.1	$104.3	$98.5	$103.2	$99.5	1	$302.8	$295.4	3
Total cards-in-force (millions)	13.6	13.4	15.2	15.1	15.0	(9)	13.6	15.0	(9)
Basic cards-in-force (millions)	13.6	13.4	15.2	15.1	15.0	(9)	13.6	15.0	(9)
Average basic Card Member spending (dollars) (N)	$7,386	$7,060	$6,509	$6,859	$6,711	10	$20,857	$19,999	4

Total segment assets	$46.8	$46.2	$46.7	$45.1	$45.9	2	$46.8	$45.9	2
Segment capital (AB)	$7.3	$7.7	$7.2	$7.0	$6.8	7	$7.3	$6.8	7
Return on average segment capital (AB)	28.0%	28.1%	28.0%	28.7%	34.1%		28.0%	34.1%

Card Member receivables (O)	$29.6	$29.1	$28.6	$26.7	$28.6	3	$29.6	$28.6	3
Card Member loans (O)	$9.1	$8.7	$8.3	$8.0	$10.0	(9)	$9.1	$10.0	(9)

Card Member receivables: (O)
Total receivables - GCP (U)	$15.8	$15.3	$15.4	$13.8	$15.7	-	$15.8	$15.7	-
90+ days past billing as a % of total - GCP (U)	0.8%	0.7%	0.7%	0.9%	0.7%		0.8%	0.7%
Net loss ratio (as a % of charge volume) - GCP (U)	0.11%	0.09%	0.08%	0.08%	0.08%		0.09%	0.09%
Total receivables - Global Small Business Services (GSBS) (AC)	$13.8	$13.7	$13.2	$12.9	$12.9	7	$13.8	$12.9	7
30+ days past due as a % of total - GSBS	1.5%	1.4%	1.6%	1.7%	1.6%		1.5%	1.6%
Net write-off rate (principal only) - GSBS (T)	1.3%	1.6%	1.8%	1.6%	1.8%		1.6%	1.9%
Net write-off rate (principal and fees) - GSBS (T)	1.5%	1.9%	2.1%	1.8%	2.0%		1.8%	2.2%
Card Member loans: (O) (AD)
Total loans - GSBS	$9.0	$8.6	$8.3	$8.0	$10.0	(10)	$9.0	$10.0	(10)
30+ days past due as a % of total - GSBS	1.1%	1.1%	1.0%	1.1%	1.0%		1.1%	1.0%
Average loans - GSBS	$8.8	$8.5	$8.1	$9.6	$9.9	(11)	$8.4	$9.8	(14)
Net write-off rate (principal only) - GSBS (T)	1.5%	1.3%	1.4%	1.2%	1.3%		1.4%	1.3%
Net write-off rate (principal, interest and fees) - GSBS (T)	1.8%	1.6%	1.6%	1.5%	1.5%		1.7%	1.5%

Net interest income divided by average loans (V)	8.3%	8.2%	8.8%	8.5%	8.3%		8.4%	8.1%
Net interest yield on Card Member loans (V)	10.6%	10.3%	10.5%	10.2%	10.0%		10.4%	10.1%

# - Denotes a variance of more than 100 percent.

Global Merchant Services	(Preliminary)
Selected Income Statement and Statistical Information

(Millions, except percentages)	Q3'16	Q2'16	Q1'16	Q4'15	Q3'15	YOY % change	YTD'16	YTD'15	YOY % change
Non-interest revenues	$1,044	$1,087	$1,041	$1,148	$1,123	(7)	$3,172	$3,323	(5)
Interest income	-	1	-	-	-	-	1	1	-
Interest expense	(60)	(61)	(59)	(57)	(46)	30	(180)	(154)	17
Net interest income	60	62	59	57	46	30	181	155	17
Total revenues net of interest expense	1,104	1,149	1,100	1,205	1,169	(6)	3,353	3,478	(4)
Provisions for losses	8	5	8	9	8	-	21	22	(5)
Total revenues net of interest expense after provisions for losses	1,096	1,144	1,092	1,196	1,161	(6)	3,332	3,456	(4)
Expenses
Marketing, promotion, rewards, Card Member services and other	55	58	58	84	78	(29)	171	210	(19)
Salaries and employee benefits and other operating expenses	470	489	463	537	449	5	1,422	1,440	(1)
Total expenses	525	547	521	621	527	-	1,593	1,650	(3)
Pretax segment income	571	597	571	575	634	(10)	1,739	1,806	(4)
Income tax provision	212	224	214	211	237	(11)	650	671	(3)
Segment income	$359	$373	$357	$364	$397	(10)	$1,089	$1,135	(4)
Effective tax rate	37.1%	37.5%	37.5%	36.7%	37.4%		37.4%	37.2%

Loyalty Coalition revenue	$106	$104	$94	$99	$100	6	$304	$279	9

(Billions, except percentages and where indicated)
Average discount rate (P)	2.47%	2.43%	2.44%	2.42%	2.46%		2.45%	2.48%
Total segment assets	$23.2	$24.1	$23.7	$23.5	$23.3	-	$23.2	$23.3	-
Segment capital (AB)	$2.3	$2.4	$2.4	$2.4	$2.6	(12)	$2.3	$2.6	(12)
Return on average segment capital (AB)	59.9%	61.9%	62.7%	64.8%	66.9%		59.9%	66.9%

# - Denotes a variance of more than 100 percent.

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2016	2016	2016	2015	2015
ROE
Net income	$5,482	$5,606	$5,064	$5,163	$5,711
Average shareholders' equity	$20,969	$21,195	$21,499	$21,494	$21,349
Return on average equity (D)	26.1%	26.4%	23.6%	24.0%	26.8%

Reconciliation of ROCE
Net income	$5,482	$5,606	$5,064	$5,163	$5,711
Preferred shares dividends and related accretion	81	82	83	62	42
Earnings allocated to participating share awards and other	43	44	38	38	43
Net income attributable to common shareholders	$5,358	$5,480	$4,943	$5,063	$5,626

Average shareholders' equity	$20,969	$21,195	$21,499	$21,494	$21,349
Average preferred shares	1,584	1,584	1,584	1,390	1,081
Average common shareholders' equity	$19,385	$19,611	$19,915	$20,104	$20,268
Return on average common equity (D)	27.6%	27.9%	24.8%	25.2%	27.8%

American Express Company	(Preliminary)
Appendix II
Components of Return on Average Segment Capital (ROSC)
(Millions, except percentages)

	For the Twelve Months Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2016	2016	2016	2015	2015
U.S. Consumer Services
Segment income	$2,703	$2,843	$2,390	$2,355	$2,274
Average segment capital (AB)	$7,235	$7,318	$7,514	$7,560	$7,556
Return on average segment capital (AB)	37.4%	38.9%	31.8%	31.1%	30.1%

International Consumer and Network Services
Segment income	$711	$711	$676	$684	$627
Average segment capital (AB)	$2,695	$2,790	$2,861	$2,873	$2,861
Return on average segment capital (AB)	26.4%	25.5%	23.6%	23.8%	21.9%

Global Commercial Services
Segment income	$2,014	$2,016	$1,990	$2,022	$2,384
Average segment capital (AB)	$7,202	$7,170	$7,107	$7,036	$6,988
Return on average segment capital (AB)	28.0%	28.1%	28.0%	28.7%	34.1%

Global Merchant Services
Segment income	$1,453	$1,491	$1,487	$1,499	$1,504
Average segment capital (AB)	$2,425	$2,409	$2,371	$2,311	$2,248
Return on average segment capital (AB)	59.9%	61.9%	62.7%	64.8%	66.9%

American Express Company	(Preliminary)
Appendix III
Net Interest Yield on Card Member Loans
(Millions, except percentages and where indicated)

	Q3'16	Q2'16	Q1'16	Q4'15	Q3'15	YTD'16	YTD'15
Consolidated
Net interest income	$1,334	$1,449	$1,580	$1,547	$1,505	$4,363	$4,375
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	261	247	238	225	232	746	726
Interest income not attributable to the Company's Card Member loan portfolio	(104)	(102)	(103)	(90)	(89)	(309)	(266)
Adjusted net interest income (AE)	$1,491	$1,594	$1,715	$1,682	$1,648	$4,800	$4,835
Average loans including Held for Sale (billions)	$60.3	$67.6	$70.8	$70.9	$69.0	$66.6	$68.3
Net interest income divided by average loans (AF)	8.8%	8.6%	8.9%	8.7%	8.7%	8.7%	8.5%
Net interest yield on Card Member loans (AG)	9.8%	9.5%	9.7%	9.4%	9.5%	9.6%	9.5%

U.S. Consumer Services
Net interest income	$1,053	$1,139	$1,251	$1,219	$1,201	$3,443	$3,491
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	20	20	19	19	18	59	53
Interest income not attributable to the Company's Card Member loan portfolio	(6)	(5)	(5)	(4)	(5)	(16)	(11)
Adjusted net interest income (AE)	$1,067	$1,154	$1,265	$1,234	$1,214	$3,486	$3,533
Average loans including Held for Sale (billions)	$44.8	$50.8	$53.8	$53.7	$52.1	$50.1	$51.4
Net interest income divided by average loans (AF)	9.4%	9.0%	9.3%	9.1%	9.2%	9.2%	9.1%
Net interest yield on Card Member loans (AG)	9.5%	9.1%	9.5%	9.1%	9.2%	9.3%	9.2%

International Consumer and Network Services
Net interest income	$176	$176	$173	$176	$173	$525	$534
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	12	10	11	14	14	33	42
Interest income not attributable to the Company's Card Member loan portfolio	-	(4)	(3)	(4)	(6)	(7)	(15)
Adjusted net interest income (AE)	$188	$182	$181	$186	$181	$551	$561
Average loans (billions)	$6.7	$6.8	$6.7	$7.0	$6.9	$6.8	$7.0
Net interest income divided by average loans (AF)	10.5%	10.4%	10.3%	10.1%	10.1%	10.4%	10.1%
Net interest yield on Card Member loans (AG)	11.2%	10.8%	10.8%	10.6%	10.5%	10.9%	10.7%

Global Commercial Services
Net interest income	$184	$206	$226	$217	$206	$616	$593
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	79	80	72	72	71	231	213
Interest income not attributable to the Company's Card Member loan portfolio	(28)	(29)	(28)	(28)	(24)	(85)	(65)
Adjusted net interest income (AE)	$235	$257	$270	$261	$253	$762	$741
Average loans including Held for Sale (billions)	$8.8	$10.0	$10.3	$10.2	$10.0	$9.8	$9.8
Net interest income divided by average loans (AF)	8.3%	8.2%	8.8%	8.5%	8.3%	8.4%	8.1%
Net interest yield on Card Member loans (AG)	10.6%	10.3%	10.5%	10.2%	10.0%	10.4%	10.1%

American Express Company	(Preliminary)
Appendix IV
Reconciliations of Adjustments
(Millions, except percentages, per share information and where indicated)

	Quarters Ended
	September 30,	September 30,	YOY % Change
	2016	2015
Adjusted Total Revenues Net of Interest Expense (billions)
Total Revenues Net of Interest Expense	$7.8	$8.2	(5)
Costco Related Revenues (AH)	-	~ 0.8
Adjusted Total Revenues Net of Interest Expense	$7.8	$7.4	5

Adjusted Total Provisions for Losses
Total Provisions for Losses	$504	$529	(5)
Cobrand reclass to Other, net Expense (AI)	-	(54)
Adjusted Total Revenues Net of Interest Expense	$504	$475	6

Earnings per Share (EPS)
Q3'16 EPS	$1.20	$1.24	(3)
Q3'16 restructuring charge per share (pre-tax)	0.05	-
Tax impact of Q3'16 restructuring charge per share	(0.01)	-
After-tax impact of Q3'16 restructuring charge per share	$0.04	$-
Q3'16 Adjusted EPS - normalized for Restructuring charges	$1.24	$1.24	-

2016 Earnings per Share (EPS) Outlook	FY'16 EPS Range
EPS Outlook excluding restructuring charges and other contingencies	$5.90	$6.00
Q1'16 restructuring charge per share (pre-tax)	0.08	0.08
Tax impact of Q1'16 restructuring charge per share	(0.03)	(0.03)
After-tax impact of Q1'16 restructuring charge per share	$0.05	$0.05
Q2'16 restructuring charge per share (pre-tax)	0.25	0.25
Tax impact of Q2'16 restructuring charge per share	(0.09)	(0.09)
After-tax impact of Q2'16 restructuring charge per share	$0.16	$0.16
Q3'16 restructuring charge per share (pre-tax)	0.05	0.05
Tax impact of Q3'16 restructuring charge per share	(0.01)	(0.01)
After-tax impact of Q3'16 restructuring charge per share	$0.04	$0.04
US GAAP EPS Outlook - Including YTD Restructuring (AJ)	$5.65	$5.75

Appendix V	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation. None of the prior period financial information was materially misstated.

(A)	Includes Travel commissions and fees which were shown separately until Q3'15.
(B)
Represents net income, less (i) earnings allocated to participating share awards of $9 million, $17 million and $11 million in Q3'16, Q2'16 and Q1'16, respectively, and $6 million and $10 million in Q4'15 and Q3'15, respectively, and (ii) dividends on preferred shares of $21 million, $19 million and $21 million in Q3'16, Q2'16 and Q1'16, respectively, and $20 million and $22 million in Q4'15 and Q3'15, respectively.

(C)
Within assets, "other" includes the following items as presented in the Company’s Consolidated Balance Sheets in its Form 10-Q: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.

(D)
Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.  Refer to Appendix I for components of return on average equity and return on average common equity.

(E)	These ratios represent preliminary estimates for the current period as of the date of this Earnings Release and may be revised in the Company’s Q3'16 Form 10-Q.
(F)
The Company is required to calculate a Supplementary Leverage Ratio, which is defined as Tier 1 Capital divided by Total Leverage Exposure. The Total Leverage Exposure reflects average total consolidated assets with adjustments for Tier 1 Capital deductions and includes off-balance sheet derivatives exposures, repo-style transactions and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.

(G)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(H)
Estimated Common Equity Tier 1 Capital, Tier 1 Capital, Risk-Weighted Assets and Average Total Assets for Supplementary Leverage Capital purposes under the fully phased-in Basel III rules reflect the Company’s current interpretation of the fully phased-in Basel III rules using the standardized approach. The estimated fully phased-in Basel III amounts could change in the future if the Company’s business changes.

(I)
The Common Equity Tier 1 Capital ratio under the fully phased-in Basel III rules is calculated as Common Equity Tier 1 Capital under fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under fully phased-in Basel III rules.

(J)
The Tier 1 Risk-Based Capital ratio under the fully phased-in Basel III rules is calculated as Tier 1 Risk-Based Capital under the fully phased-in Basel III rules divided by estimated Risk-Weighted Assets under the fully phased-in Basel III rules.

(K)
The fully phased-in Basel III Supplementary Leverage Ratio is calculated by dividing fully phased-in Basel III Tier 1 Capital by Total Leverage Exposure (refer to Footnote F for a definition of Total Leverage Exposure).

(L)
Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail cobrand portfolios in GNS, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the issuer is located. Effective Q1'16, as a result of system enhancements, certain balances have been reclassified between United States and outside the United States.

(M)
Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail cobrand Card Member accounts that have no out-of-store spend activity during the prior 12 month period.

(N)
Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees divided by average worldwide proprietary cards-in-force.

(O)
Effective December 1, 2015, the Company reclassified the Card Member loans and receivables related to its cobrand partnerships with Costco in the U.S. and JetBlue, to reflect them as Held for Sale (HFS) on the Consolidated Balance Sheets.  The loans were reclassified at their net carrying amount, inclusive of the related reserves for losses.  Accordingly, Card Member loans and receivables and the related credit metrics are presented excluding the HFS loans and receivables for periods subsequent to the reclassification. Card Member loans HFS in USCS were $9.6 billion and $12.6 billion as of Q1'16 and Q4'15, respectively, and in GCS were $2.0 billion and $2.3 billion as of Q1'16 and Q4'15, respectively. Card Member receivables HFS in USCS were nil as of Q1'16 and Q4'15, and in GCS were $0.1 billion as of both Q1'16 and Q4'15. Card Member loans in the GCS segment related primarily to the GSBS business and included an insignificant amount of loans related to the GCP business.

(P)
This calculation is generally designed to reflect pricing at merchants accepting general-purpose American Express cards.  It represents the percentage of billed business (generated from both proprietary and GNS Card Member spending) retained by the Company from merchants it acquires, or for merchants acquired by a third party on its behalf, net of amounts retained by such third party.

(Q)	Provisions for principal, interest and/or fee reserve components.
(R)	Consists of principal, interest and/or fees, less recoveries.
(S)
Card Member loans includes reserves of $60 million and $7 million in Q2’16 and Q1’16, respectively, related to loan balances of $245 million and $20 million, in the same respective periods, reclassified from HFS to held for investment. Q4'15 Card Member receivables include $1 million for the Reserves transferred to HFS. In addition, Other includes foreign currency translation adjustments and other items for all periods.

(T)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(U)	GCP includes global, large and middle markets corporate accounts.
(V)
See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(W)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e. assumes the foreign exchange rates used to determine results for Q3'16 apply to the period(s) against which such results are being compared).  The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(X)	Captions not designated as “proprietary” or “GNS” include both proprietary and GNS data.
(Y)	Included in ICNS.
(Z)	Included in USCS.
(AA)	Included in GCS.
(AB)
Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.  Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Refer to Appendix II for components of return on average segment capital.

(AC)	GSBS includes small business in the U.S. and international small business services.
(AD)
International GSBS Card Member loans and associated credit metrics continue to be reported within the international consumer business, in the ICNS segment, due to certain system limitations.  These loans are insignificant to both ICNS and GCS.

(AE)
Adjusted net interest income, a non-GAAP measure that represents net interest income attributable to our Card Member loans and loans HFS (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(AF)
This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(AG)
Net interest yield on Card Member loans, a non-GAAP measure that is computed by dividing adjusted net interest income by average loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses and are thus not included in the net interest yield calculation. Effective January 1, 2016, net interest yield also includes an insignificant amount of net interest income and loans related to certain non-traditional Card Member loans.  The prior periods have been revised to conform with this presentation.  The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(AH)
Represents estimated Discount revenue from Costco in the U.S. for spend on American Express cards and from other merchants for spend on the Costco cobrand card as well as Other fees and commissions and Interest income from Costco cobrand Card Members.

(AI)
Beginning December 1, 2015 through to the sale completion dates, Total provision for losses did not reflect the HFS portfolios, as credit costs were reported in Other, net expense through a valuation allowance adjustment.

(AJ)	Reflects restructuring charges recognized in the first three quarters of 2016. Management is not able to estimate restructuring charges or other contingencies for the remainder of 2016.